UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2022
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DoorDash, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on November 9, 2021, DoorDash, Inc. (“DoorDash”) entered into a Share Purchase Agreement, which was amended on April 9, 2022 (as amended, the “Share Purchase Agreement”), with Wolt Enterprises Oy, a limited liability company incorporated and existing under the laws of Finland (“Wolt”), and certain other parties thereto. This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by the Share Purchase Agreement (the “Acquisition”) described further in Item 8.01 below.

Item 7.01 Regulation FD Disclosure

Q2 2022 Outlook Update
In connection with the closing of the Acquisition, DoorDash is providing an update to its outlook for the three months ending June 30, 2022 (as disclosed in Exhibit 99.1 furnished with its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2022) to include DoorDash’s expectations for Marketplace GOV and Adjusted EBITDA (i) updated with respect to DoorDash on a stand-alone basis for the three months ending June 30, 2022, (ii) for Wolt on a stand-alone basis for the three months ending June 30, 2022, and (iii) for DoorDash and Wolt combined for the three months ending June 30, 2022, which includes DoorDash’s financial results for the three months ending June 30, 2022 and Wolt’s financial results for the period beginning at the closing of the Acquisition on May 31, 2022 and ending June 30, 2022. The increase to DoorDash’s stand-alone outlook for Marketplace GOV for the three months ending June 30, 2022 is primarily due to stronger than expected order frequency and average order values.

The table below sets forth the updates to DoorDash’s outlook for the three months ending June 30, 2022:

Metric	DoorDash Standalone (Prior Outlook)	DoorDash Standalone (Updated Outlook)	Wolt Standalone	Combined DoorDash and Wolt (Updated Outlook)*
Marketplace GOV	$12.1B - $12.5B	$12.5B - $12.7B	$800M - $850M	$12.8B - $13.0B
Adjusted EBITDA	$0 - $100M	$0 - $100M	$(80M) - $(70M)	$0 - $100M
*Combined outlook includes Wolt only for the period from the closing of the Acquisition on May 31, 2022 through June 30, 2022. The amounts presented are converted from Euros to U.S. Dollars at an exchange rate of $1.07 U.S. Dollars per Euro.

The updated outlook provided above is based on certain assumptions that are subject to change and many of which are outside of DoorDash’s or Wolt’s control. If actual results vary from these assumptions, DoorDash’s or Wolt’s outlook may change. There can be no assurance that DoorDash or Wolt will achieve these results.

DoorDash is not able, at this time, to provide GAAP outlook for net loss for the three months ending June 30, 2022 or a reconciliation of Adjusted EBITDA to net loss because of the difficulty of estimating certain items excluded from Adjusted EBITDA that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.
The information in this Item 7.01 of this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events

Wolt Acquisition Closing

On May 31, 2022, DoorDash completed the Acquisition of Wolt (the “Closing”). Pursuant to the Share Purchase Agreement, DoorDash purchased all of Wolt’s capital shares in exchange for shares of DoorDash Class A Common Stock (“DoorDash Class A Common Stock”). Each vested option to subscribe for Wolt common shares was automatically cancelled at the time of the Closing, and the holder thereof is entitled to receive either a substitute vested option to purchase DoorDash Class A Common Stock (with respect to holders who are continuing Wolt employees), or shares of DoorDash Class A Common Stock (with respect to holders who are not continuing Wolt employees). In addition, each unvested option to subscribe for Wolt common shares was automatically cancelled at the time of the Closing and the holder thereof is entitled to receive an award of restricted stock units representing a right to acquire shares of DoorDash Class A Common Stock.

In connection with the Acquisition, DoorDash also established a retention pool under which restricted stock units representing a right to acquire up to 7,338,988 shares of DoorDash Class A Common Stock (the “Retention RSUs”) were issued at the Closing to Wolt’s continuing employees. The Retention RSUs vest based on continued service with DoorDash or one of its affiliates (including Wolt) over a four-year period following the Closing.

The total number of shares of DoorDash Class A Common Stock issued or reserved for issuance at the Closing in connection with the Acquisition (including the Retention RSUs) equaled 46,224,932 shares. Additional shares of DoorDash Class A Common Stock may be issued following the Closing pursuant to a customary purchase price adjustment.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events, including information related to the Acquisition. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern the Acquisition and DoorDash’s expectations, strategy, plans, or intentions regarding it. Forward-looking statements in this communication may include, but are not limited to, the outlook for DoorDash’s and Wolt’s results of operations for the three months ending June 30, 2022. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks, uncertainties, and other factors relate to, among others: risks and uncertainties related to the Acquisition, including the costs, expenses, or difficulties related to the Acquisition, including the integration of Wolt’s business; failure to realize the expected benefits and synergies of the Acquisition in the expected timeframes or at all; the potential impact of the consummation of the Acquisition on relationships with DoorDash’s and/or Wolt’s employees, customers, suppliers, and other business partners; the risk of litigation or regulatory actions to DoorDash and/or Wolt; inability to retain key personnel; changes in legislation or government regulations affecting DoorDash or Wolt; developments in the COVID-19 pandemic and resulting business and operational impacts on DoorDash and/or Wolt; and economic, financial, social, or political conditions that could adversely affect DoorDash and/or Wolt. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see DoorDash’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Form 10-Qs or Form 8-Ks filed with the SEC. All information provided in this communication is as of the date of this communication and any forward-looking statements contained herein are based on assumptions that DoorDash believes to be reasonable, and information available to it, as of such date. DoorDash undertakes no duty to update this information unless required by law.

Use of Non-GAAP Financial Measures

To supplement DoorDash’s financial information presented in accordance with generally accepted accounting principles (“GAAP”), DoorDash considers certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA.

Adjusted EBITDA is a measure that DoorDash uses to assess its operating performance and the operating leverage in its business. DoorDash defines Adjusted EBITDA as net income (loss), adjusted to exclude (i) certain legal, tax, and regulatory settlements, reserves, and expenses, (ii) loss on disposal of property and equipment, (iii) transaction-related costs, (iv) impairment expenses, (v) provision for income taxes, (vi) interest income and expense, (vii) other income (expense), net, (viii) stock-based compensation expense and certain payroll tax expense, and (ix) depreciation and amortization expense.

DoorDash’s definition of Adjusted EBITDA may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, Adjusted EBITDA has certain limitations in that it does not include the impact of certain expenses that are reflected in DoorDash’s consolidated statements of operations. Thus, DoorDash’s Adjusted EBITDA should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: June 1, 2022	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer